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                                                                    EXHIBIT 23.1


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                                                                  Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

                                -------------


We consent to the inclusion of Harris Computer Systems Corporation's filing on Form 8-K/A of our report dated August 15, 1995, except for Note 19, as to which the date is September 26, 1995, on our audits of the consolidated financial statements and financial statement schedules of Concurrent Computer Corporation.


                                                   /s/ Coopers & Lybrand L.L.P.

Parsippany, New Jersey
June 17, 1996